EXHIBIT 10.2

SECURED NOTE

BETWEEN

SITESTAR CORPORATION

AND

CLINTON J. SALLEE AND FREDERICK T. MANLUNAS

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

SITESTAR CORPORATION

SECURED NOTE

$766,659

December 4, 2002

FOR VALUE RECEIVED, the undersigned, Sitestar Corporation, a Nevada corporation (the “Company”), hereby promises to pay to the order of Clinton J. Sallee and Frederick T. Manlunas, or their assigns (collectively the “Noteholder”), in lawful money of the United States of America, and in immediately payable funds, the principal sum of $766,659. The principal hereof, with no accrued interest thereon, shall be due and payable in equal monthly installments of $33,333 each, beginning on the day after the Closing, as defined in the Redemption Agreement by and among the Noteholder and the Company of even date herewith (the “Redemption Agreement”), and continuing for 22 consecutive months thereafter. Payment of all amounts due hereunder shall be made at the address of the Noteholder provided for in Section 4 of this Agreement.

This Note is part of the redemption of shares of common stock of the Company pursuant to the Redemption Agreement.  Noteholder has agreed to accept this Note from the Company for the redemption of 32,483,346 shares of common stock of the Company (the “Redeemed Shares”).  Noteholder’s agreement to accept the Note is conditioned upon Noteholder’s receiving a pledge and security interest from the Company in the Redeemed Shares (the “Pledge and Irrevocable Proxy Security Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Redemption Agreement.

THE PROVISIONS OF THE REDEMPTION AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

To secure payment of the Notes, the Company has executed and delivered a UCC-1 Financing Statement and a Pledge and Irrevocable Proxy Security Agreement encumbering all of the Redeemed Shares of the Company (the “Pledged Securities”). Such security is pursuant to the Pledge and Irrevocable Proxy Security Agreement of even date herewith among the Company, and the holders of the Note. THE PROVISIONS OF THE PLEDGE AND IRREVOCABLE PROXY SECURITY AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

1.

EXERCISE OF RIGHTS UNDER THE PLEDGE AND IRREVOCABLE PROXY SECURITY AGREEMENT.  In the event a Noteholder declares a default pursuant to Section 4 hereof and exercises its rights under the Pledge and Irrevocable Proxy Security Agreement with respect to any of the Pledged Securities secured thereby, the assets shall be valued at 50% of the appraised fair market value on the date of the applicable foreclosure. In the event a Noteholder declares a default pursuant to Section 4 hereof, such Noteholder shall, in addition to all rights and remedies set forth herein, have all rights and remedies set forth in the Security Agreement.

2.

LIFE INSURANCE. The Company shall take out a term life insurance on the life of Frank Erhartic, Jr. immediately after Closing with a face value of $750,000 for the term of the Note at the Company’s expense.  The Company shall assign to Noteholder the proceeds of such policy in an amount sufficient to satisfy all amounts due under the Note to the Shareholder.

3.

DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

(a)

The non-payment, when due, of any principal or interest pursuant to this Note;

(b)

The material breach of any representation or warranty in this Note or in the Pledge and Irrevocable Proxy Security Agreement.  In the event the Noteholder becomes aware of a breach of this Section 3(b), the Noteholder shall notify the Company in writing of such breach and the Company shall have 10 days notice to effect a cure of such breach;

(c)

The material breach of any covenant or undertaking in this Note or in the Pledge and Irrevocable Proxy Security Agreement, not otherwise provided for in this Section 3. In the event the Noteholder becomes aware of a breach of this Section 3(c), the Noteholder shall notify the Company in writing of such breach and the Company shall have 10 days notice to effect a cure of such breach;

(d)

A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any indebtedness of the Company or an event of default or similar event shall occur with respect to such indebtedness, if the effect of such default or event (subject to any required notice and any applicable grace period) would be to accelerate the maturity of any such indebtedness or to permit the holder or holders of such indebtedness to cause such indebtedness to become due and payable prior to its express maturity;

(e)

The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, receivership, dissolution, or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

(f)

The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute or any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 30 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 30 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

Upon the occurrence of any Event of Default, the Noteholder shall have all the rights and remedies as outlined in the Pledge and Irrevocable Proxy Security Agreement and may, by written notice to the Company, (a) declare all or any portion of the unpaid principal amount due to Noteholder immediately due and payable, and (b) foreclose upon the UCC-1 financing statement in accordance with the Pledge and Irrevocable Proxy Security Agreement. In addition, Noteholder shall retain possession of the Redeemed Shares until payment is received for such shares, but Noteholder shall turn the Redeemed Shares over to the Company provided that the Parties agree on a schedule for return.  The Note shall bear a penalty of $100 per day for any late payment.

4.

NOTICES. Any notice, request, instruction, or other document required by the terms of this Note, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the addresses of the Parties as follows:

(i)

To:

“Company”

Sitestar Corporation

7109 Timberlake Road

Lynchburg, VA  24502

(ii)

To:

“Noteholder”

Clinton J. Sallee and Frederick Manlunas

15303 Ventura Boulevard, Suite 1510

Sherman Oaks, CA  91403

(iii)

With Copy To:

Oswald & Yap

16148 Sand Canyon Avenue

Irvine, CA  92618

Fax: (949) 788-8980

Attn: Lynne Bolduc, Esq.

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid.  If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient.  If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt and delivery or refusal.

5.

CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Company consents to the jurisdiction of any court of the State of California and of any federal court located in California. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Noteholder may elect, by certified mail directed to the Company, or, in the alternative, in any other form or manner permitted by law. Orange County, California shall be proper venue.

6.

GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES AND CONFLICTS OF LAW.

7.

ATTORNEYS’ FEES. In the event the Noteholder or any assignee thereof shall refer this Note to an attorney for collection, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney’s fees, whether or not suit is instituted.

8.

CONFORMITY WITH LAW. It is the intention of the Company and of the Noteholder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usuary and similar laws that are contract for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have caused this Note to be executed and entered into as of the date first above written.

“Company”

SITESTAR CORPORATION,

a Nevada corporation

  /s/ Frank Erhartic, Jr.

BY:

Frank Erhartic, Jr.

ITS:

President

“Noteholder”

  /s/ Clinton J. Sallee.

  /s/ Frederick T. Manlunas

Clinton J. Sallee, an individual

Frederick T. Manlunas, an individual